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                      [MADISON RIVER COMMUNICATIONS LOGO]

                                   Overview

                                   Paul Sunu
                            Chief Financial Officer

This presentation contains forward looking statements. The actual results might differ materially from those projected in the forward looking statements for various reasons including but not limited to the Company's ability to raise additional capital on acceptable terms and on a timely basis, competition in the telecommunications industry and the advent of new technologies. Reference is made to the Risk Section of the Company's Form 10-K filed with the SEC.

Adjusted EBITDA represents operating income or loss before depreciation, amortization, restructuring charges and non-cash long-term incentive plan expenses. This information will necessarily be different from comparable information provided by other companies and should not be used as an alternative to operating and other financial information as determined under GAAP.

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Stability and Growth

                      [MADISON RIVER COMMUNICATIONS LOGO]

                 *  224,890 Connections in Service
                 *  $137.6 Million Revenue through 3Q02
                 *  $63.1 Million Adjusted EBITDA through 3Q02
                 *  Rural LEC with an Edge-Out Strategy

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What we bring together sets us apart!

Attractive Markets >                                < Experienced Management
Growing Positive EBITDA >      [MADISON RIVER       < Proven Acquisition
                            COMMUNICATIONS LOGO]        Integration Abilities
Successful New Services >                           < Quality Equity Sponsorship

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RLEC stability and edge out growth

*  Local Telecommunications Division (LTD):
   - 18th largest telephone company in USA
   - Increasing Adjusted EBITDA margins
   - Proven Management
   - 208,100 voice and data connections at 3Q02

*  Integrated Communications Division (ICD):
   - Edge-Out strategy from RLEC
   - Balanced growth and cash flow
   - 16,790 voice and data connections at 3Q02

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2002 YTD Highlights

*  Improved LTD Adjusted EBITDA margins to over 53% in 3Q02
*  Lowered LTD leverage to 4.4x on annualized 3Q02 Adjusted EBITDA
* Reduced by 3Q02 YTD ICD Adjusted EBITDA loss to $3.7M from $20.8M YTD loss at 3Q01
*  Consolidated Leverage lowered to 7.1x on annualized 3Q02 Adjusted EBITDA
* Relieved $45M in obligations from restricted subsidiaries in connection with the Coastal Put

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Madison River

Coverage Markets

   [MAP OF UNITED STATES WITH STATES HIGHLIGHTED TO SHOW OPERATING MARKETS]


Connections by State:

  North Carolina  19,914 Connections
  Illinois        87,796 Connections
  Alabama         64,118 Connections
  Georgia         46,086 Connections
  Louisiana        6,976 Connections


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RBOC vs. Madison River LTD:

Access Line Erosion (quarter over prior year quarter)

            [CHART OF RBOC ACCESS LINE EROSION COMPARED TO MADISON
                        RIVER LTD - 4Q 2000 TO 3Q 2002]

                         4Q00      1Q01      2Q01      3Q01      4Q01      1Q02      2Q02      3Q02
      BLS                1.6%      0.1%     (0.8%)    (1.4%)    (1.9%)    (1.8%)    (2.1%)    (2.7%)
      Q                  1.9%      1.3%      0.5%     (0.4%)    (1.7%)    (2.9%)    (3.8%)    (4.3%)
      SBC                0.9%      0.2%     (1.1%)    (1.7%)    (2.8%)    (3.6%)    (3.8%)    (4.3%)
      VZ                (0.5%)     0.7%     (0.4%)    (1.4%)    (2.3%)    (3.0%)    (3.5%)    (3.6%)
      MAD RIV            3.3%      2.4%      1.2%      1.7%      1.5%      1.0%      0.6%     (0.6%)

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RLEC vs. Madison River LTD:

Access Line Erosion (quarter over prior year quarter)

            [CHART OF RLEC ACCESS LINE EROSION COMPARED TO MADISON
                        RIVER LTD - 4Q 2000 TO 3Q 2002]

                         4Q00      1Q01      2Q01      3Q01      4Q01      1Q02      2Q02      3Q02
      ALSK               na        1.5%      0.0%      1.3%      1.1%     (0.5%)    (0.3%)     (1.8%)
      AT                 5.7%      4.6%      3.5%      2.2%      1.6%      1.0%      0.2%      (0.2%)
      CTCO               na        6.1%      5.6%      5.1%      4.8%      4.0%      3.5%       3.0%
      CTL                0.0%      0.0%      0.0%      0.4%     (0.2%)    (0.4%)    (0.7%)     (1.0%)
      MAD RIV            3.3%      2.4%      1.2%      1.7%      1.5%      1.0%      0.6%      (0.6%)
      RBOC Average       1.0%      0.6%     (0.4%)    (1.2%)    (2.2%)    (2.8%)    (3.3%)     (3.7%)


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North Carolina

MebTel Communications

            [MAP OF MEBTEL COMMUNICATIONS FRANCHISED TERRITORY AND
                   LOCATION WITHIN STATE OF NORTH CAROLINA]

   *  Located between Greensboro & Raleigh, North Carolina

   *  MebTel acquired in January, 1998

   *  19,914 Total Connections
      - MebTel: 13,217 Connections
      - ICD: 6,697 Connections

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Illinois

Gallatin River Communications

       [MAP OF GALLATIN RIVER COMMUNICATIONS FRANCHISED TERRITORIES AND
                      LOCATION WITHIN STATE OF ILLINOIS]

   *  Exchanges located in Galesburg, Dixon and Pekin, Illinois

   *  Acquired Gallatin River assets in November, 1998

   *  87,796 Total Connections
      - Gallatin River: 84,679 Connections
      - ICD: 3,117 Connections

(a) Pro forma the 4,280 access lines associated with the sale of the Staunton Livingston exchanges in May 2001

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Alabama

GulfTel Communications

            [MAP OF GULFTEL COMMUNICATIONS FRANCHISED TERRITORY AND
                      LOCATION WITHIN STATE OF ALABAMA]

   *  Located east of Mobile in Foley, Alabama

   *  GulfTel acquired in September, 1999

   *  64,118 Total Connections


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Georgia

Coastal Communications


            [MAP OF COASTAL COMMUNICATIONS FRANCHISED TERRITORY AND
                       LOCATION WITHIN STATE OF GEORGIA]

   *  Located southwest of Savannah in Hinesville, Georgia

   *  Coastal acquired in March, 2000

   *  46,086 Total Connections

   *  Fort Stewart and impact of troop deployment


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Southeast Region

Integrated Communications Division (ICD)


          [MAP OF SOUTHERN UNITED STATES SHOWING FIBER NETWORK ROUTE]


   *  2,051 route mile fiber network that runs from Dallas to Atlanta

   *  6,976 Total Connections

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LTD Growing Service Penetration

   Product                     YE 2000 (a)      YE 2001      3Q 2002      3Q 2002 Units
   -------                     -------          -------      -------      -------------
   Internet (Dial-up)           15.6%            15.4%        14.5%          27,596
   DSL                           2.3%             5.7%         7.8%          15,097
   Long Distance                32.4%            41.2%        47.0%          90,496
   Voice Mail                   11.0%            15.9%        19.3%          37,113
   Caller ID                    21.8%            28.2%        31.1%          59,762
   Call Waiting                 29.9%            33.2%        34.3%          65,928
   Call Forward                 13.1%            21.3%        25.0%          48,032
   Additional Lines (b)          9.1%             9.1%         8.3%          11,083


(a) Year 2000 numbers pro forma the sale of the Staunton Livingston exchanges that occurred in May 2001
(b) Additional lines penetration based on residential lines only


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Robust DSL Subscriber Growth & Penetration

Growth in Subscribers per Quarter

         [CHART SHOWING DSL SUBSCRIBERS AND DSL % PENETRATION OF TOTAL
                   IN FRANCHISE LINES - 4Q 2000 TO 3Q 2002]

                       DSL Subscribers               DSL Penetration
   4Q 2000                  4,331                         2.21%
   1Q 2001                  6,366                         3.23%
   2Q 2001                  7,799                         4.04%
   3Q 2001                  9,215                         4.76%
   4Q 2001                 11,137                         5.73%
   1Q 2002                 13,479                         6.91%
   2Q 2002                 14,363                         7.38%
   3Q 2002                 15,097                         7.84%

Madison River - Local Telecommunications Division (LTD)

Source: Company Data

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DSL Penetration Outpaces RBOCs:

DSL % Penetration

           [CHART SHOWING DSL % PENETRATION OF TOTAL LINES FOR RBOCS
                COMPARED TO MADISON RIVER - 4Q 2000 TO 3Q 2002]

                    Bellsouth          SBC         Verizon         Qwest        Madison River
   4Q 2000           0.8%             1.3%          0.9%           1.4%            2.2%
   1Q 2001           1.2%             1.6%          1.2%           1.7%            3.2%
   2Q 2001           1.5%             1.7%          1.4%           2.0%            4.0%
   3Q 2001           1.8%             2.0%          1.6%           2.3%            4.8%
   4Q 2001           2.4%             2.2%          2.0%           2.5%            5.7%
   1Q 2002           2.9%             2.6%          2.3%           2.7%            6.9%
   2Q 2002           3.2%             3.0%          2.5%           2.9%            7.4%
   3Q 2002           3.7%             3.4%          2.8%           3.1%            7.8%


Source: Goldman Sachs and Company data


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ICD Self Funding Plan

   Balancing Growth and Cash Burn

   *  "Edge-out" of RLEC operations

   *  Focus on profitable revenue additions

   *  Sized to achieve profitability
      - Focused on sales to counter churn through direct and agent sales force

   *  Capital Expenditures in 2002 scaled down based on growth


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ICD Adjusted EBITDA Improvement

Year over Year

              [CHART SHOWING ICD ADJUSTED EBITDA YEAR OVER YEAR]
                                ($ in millions)


     1Q 2001            ($ 7.7)
     1Q 2002            (  1.0)

     2Q 2001            (  7.4)
     2Q 2002            (  1.1)

     3Q 2001            (  5.7)
     3Q 2002            (  1.6)


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ICD Improvements

EBITDA Improvement: Continuous and Sustainable


   *  Network Grooming

   * CLEC sales organization focused on selling only to customers where inexpensive network elements exist (UNEs and EELs)

   *  Right-sized personnel to accommodate self-funding plan

   *  Tightened cash and working capital management

   *  DSO on net Accounts Receivable under 42 days

   *  Contribution Adjusted EBITDA in September of $24K

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LTD Strong Adjusted EBITDA Growth

($ in millions)

                   [CHART SHOWING THE LTD'S ADJUSTED EBITDA]

                                      1998       1999       2000       2001       3Q 2002 Annualized
   LTD Revenues (a)                 $ 145.2    $ 156.3    $ 166.9    $ 167.7            $ 172.0
   LTD Adjusted EBITDA (a)(b)       $  46.9    $  64.1    $  73.9    $  84.8            $  92.5
   LTD Margin                          32.3%      41.0%      44.3%      50.6%              53.8%

(a) 1998, 1999, 2000 and 2001 results are pro forma the Staunton Livingston exchange sales that occurred in May 2001
(b) LTD Adj EBITDA excludes non-cash long-term incentive expenses

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Madison River Adjusted EBITDA

Diversified and Growing
($ in millions)

            [CHART SHOWING BUILDUP OF ADJUSTED EBITDA BY OPERATING
               COMPANY - 2000, 2001 AND 3Q 2002 YTD ANNUALIZED]


                                                                 3Q 2002 YTD
                                2000             2001            Annualized
   Coastal                     $ 17.3           $ 20.4             $ 21.9
   Gulf Coast                    20.7             28.3               27.3
   Gallatin River                34.9             32.9               34.6
   Mebtel                         2.5              4.0                4.3
   ICD                          (17.0)           (23.1)              (4.9)
                               ------           ------             ------
                               $ 58.4           $ 62.5             $ 83.2
                               ======           ======             ======

Pro Forma Capitalization
($ in millions)



                                                                              Cumulative
                                                                              Net Debt X
                                             3Q 2002                         P/F Adjusted
                                           Annualized          Percent          EBITDA
-----------------------------------------------------------------------------------------------
  Cash                                      $   12.3
  Net Senior Secured Facilities                408.4 (a)        48.6% (b)         4.4 X
  Senior Notes                                 200.0
                                            --------           -------
  Net Debt                                     608.4            72.3% (c)         7.1 X
  Cash Equity Contribution                     232.7            27.7%
                                            --------           -------
  Total Capitalization                      $  841.1           100.0%

-------------------------------------------------------------------------------

(a) Net Senior Secured Facilities = Senior Secured Debt less RTFC Subordinated Capital Certificates (SCCs) $46.1 million and less cash $12.3 million.
(b)  Based on 3Q2002 Annualized LTD Adjusted EBITDA of $92.5 million.
(c)  Based on 3Q2002 Annualized Consolidated Adjusted EBITDA of $85.9 million.

Experienced Management Team

                                           Years in
      Name               Position          Industry                   Experience
 Steve Vanderwoude   Chairman and CEO         38      Centel Corp. President/COO/Director; Sprint Corp.
                                                      President/COO, Local Telecommunications Division
 Paul Sunu           Chief Financial Officer  22      JMG Financial Group President; Great Lakes REIT Founder
                                                      RHR Int'l Co. CFO/General Counsel; CPA; Illinois Bar
 James Ogg           Chairman- LTD            43      Centel Illinois President; Centel Virginia/North Carolina
                                                      VP/GM,  Centel VP of Governmental Regulations
 Bruce Becker        Chief Technology         40      ICG Telecommunications Sr. VP - Operations & Planning;
                        Officer                       Centel Corp. VP Strategic & Technical Planning
 Kenneth Amburn      Chief Operating          38      Centel Texas VP-Operations;
                        Officer - LTD                 Citizens VP East Region Telecommunications
 Michael Skrivan     Managing Director -      25      Harris Skrivan & Associates Founder; Illinois Consolidated
                      Revenues (Regulatory)           Telephone Company; Ernst & Young Telecom Practice

Equity Sponsorship at MRTC

        [PIE CHART SHOWING RESPECTIVE OWNERSHIP PERCENTAGES OF CLASS A
             EQUITY INVESTORS AT MADISON RIVER TELEPHONE COMPANY]

      Madison Dearborn                 37.2%
      Goldman Sachs                    31.0%
      Providence Equity                20.5%
      Bryant Group                      7.8%
      Management                        3.5%

Summary

   * Proven track record of operating and integrating RLECs
     - Profitable established operations
     - Strong penetration of services: DSL and long distance
     - Increasing adjusted EBITDA margins

   * Facilities-Based Edge-Out strategy
     - Balancing growth and cash burn

   * Lowered leverage from 9.7x at YE2001 to 7.1x at 3Q2002

   * Committed financial telecom sponsors

   * Experienced and incentivized management team

                      [MADISON RIVER COMMUNICATIONS LOGO]

                       Experience the Power of the River